Leases - Summary Of Lessee Operating Lease Liability Maturity (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
2022	$ 2,422
2023	2,288
2024	2,198
2025	1,524
2026	1,566
Total minimum future lease payments	$ 12,839
Rigetti Holdings [Member]
2022		$ 1,808
2023		901
2024		928
2025		956
2026		81
Total minimum future lease payments		$ 4,674